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                      VANGUARD(R) INSTITUTIONAL INDEX FUND

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 29, 2005

IMPORTANT INFORMATION ABOUT INSTITUTIONAL SHARES

Vanguard is pleased to announce that initial investment minimums for Institutional Shares have been lowered to $5 million, effective June 9, 2005.

All prospectus references to the former investment minimums are hereby changed accordingly. In addition, the following changes are made to the INVESTING WITH VANGUARD section of the prospectus.

The Buying Shares section is amended as follows:

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $5 million, except for the Institutional Plus Shares ($200 million).

Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

The Converting Shares section is amended as follows:

CONVERSIONS FROM INSTITUTIONAL SHARES
You are eligible for a self-directed conversion from Institutional Shares into Institutional Plus Shares of the Fund, provided that your account balance is at least $200 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

MANDATORY CONVERSIONS FROM INSTITUTIONAL PLUS SHARES
If an investor no longer meets the requirements for Institutional Plus Shares, the Fund may automatically convert the investor's shares into Institutional Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Institutional Shares.



(C) 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PS854GE   062005